                                           Delaware
                                           Investments(SM)
                                           ---------------
                                           A member of Lincon Financial Group(R)

G R O W T H


Annual Report
2001





DELAWARE
Growth Opportunities Fund


[GRAPHIC] POWERED BY RESEARCH(SM)

--------------------------------------------------------------------------------
A Commitment to Our Investors

  Experience

  o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.

  o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

  Performance

  o We strive to deliver consistently good performance in all asset classes.

  o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

  Service

  o We are committed to providing the highest standards of client service.

  o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

  o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

  Diversification

  o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

  o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

  Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $80 billion in assets as of September 30, 2001.

  Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

  Mutual Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

  (C)Delaware Distributors, L.P.

Table of Contents

Letter to Shareholders                      1
Portfolio Management Review                 3
New at Delaware                             5
Performance Summary                         6
Financial Statements:
  Statement of Net Assets                   7
  Statement of Operations                   9
  Statements of Changes in Net Assets      10
  Financial Highlights                     11
  Notes to Financial Statements            15
  Report of Independent Auditors           17

                                              Delaware Growth Opportunities Fund
                                              October 16, 2001

Letter to Shareholders

Recap of Events

The fiscal year ended September 30, 2001 was quite a challenge for investors. Shaky market conditions throughout the period only worsened following the terrorist attacks of September 11th. The weakening U.S. economy left investors disappointed and discouraged.

In October 2000, stocks were already giving up many of the strong gains achieved during the latter half of the 1990s. When the economy began to weaken during the fall, those struggles turned into an extended bear market that severely challenged stock investors.

During the fiscal year ended September 30, 2001, the Russell Midcap Growth Index gave up 51.77%. Delaware Growth Opportunities Fund, which attempts to track the Index, returned -49.45% (Class A shares at net asset value with dividends and distributions reinvested) during the 12-month fiscal period, a return that beat its Index by over two percentage points. The Fund's peer group, as measured by the 503 funds in the Lipper Multi-Cap Growth Funds Average, lost 50.14% for the same period.

The disappointing one-year returns for both the Fund and the Index were magnified by events during the final weeks of the fiscal year, when markets experienced an unexpected jolt. The terrorist attacks brought about a new series of trials for our country, and for the stock market as well. The attacks have far reaching implications for both U.S. policymaking and for the economy.

Between September 11, 2001 and the close of your Fund's fiscal year a few weeks later, the U.S. economy was clearly dealt a blow. While some indicators during the summer had been pointing to a recovery beginning in late 2001, that recovery has likely been pushed well into next year. When the New York Stock Exchange reopened on September 17th after an unplanned four-day hiatus, stock prices generally fell further. The stock market stabilized during the two weeks of trading that followed the attacks. However, it has generally been characterized by a very unclear short-term outlook.

The good news is that much has been done to help steer the U.S. economy toward growth. The U.S. Federal Reserve began cutting interest rates aggressively in January 2001 and imposed two more cuts after mid-September. The income tax cut enacted earlier this year should also help stimulate our economy, as should financial aid packages for the airline and insurance industries that were approved following the attacks. Further, the Securities and Exchange Commission temporarily relaxed rules in September to allow U.S. corporations to more easily repurchase shares of their own stock. In our opinion, all of this combines to create fuel for the economy. We think it is likely that the U.S. will see economic expansion before long.

Outlook

The U.S. has responded with great fortitude to the events of recent weeks. However, with international events currently hard to predict, we believe that any forecast of short-term market performance is imprudent.

The just-closed third quarter of 2001 was the single worst calendar quarter for U.S. stocks in 14 years-- since the quarter that included the October 1987 crash (Source: Dow Jones).

Total Return
For the period ended September 30, 2001                                 One Year

Delaware Growth Opportunities Fund -- Class A Shares                     -49.45%
Russell Midcap Growth Index                                              -51.77%
Lipper Multi-Cap Growth Funds Average (503 funds)                        -50.14%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Multi-Cap Growth Funds Average represents the average return of multi-capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

At Delaware Investments, we believe that after 18 months of generally trending downward, a large number of high-quality stocks reached attractive prices by September 30, 2001. It is wise at this time, however, for investors to speak with their financial advisors and review their time horizons. Logic tells us that the effects of the terrorist attacks likely pushed back any significant economic recovery until at least early 2002. In our opinion, the opportunities currently available in the stock market should benefit long-term equity investors, who are willing to be patient in awaiting an economic recovery.

We believe strongly in the resilience of America and its economy. We also know from experience that the stock market undergoes ups and downs over short periods, but can be a driver of growth in the long term. We encourage investors to keep the faith, and to adhere to a regular investment plan, which, in the long run, can help offset the effects of market volatility. History shows that investors willing to remain disciplined in challenging times such as these can find themselves rewarded over time.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr
---------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
-------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                              Delaware Growth Opportunities Fund
Portfolio Management Review                   October 16, 2001


Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results

The past fiscal year saw significant declines in stock prices, driven by a slowdown in overall economic activity and concerns about the prospects for future economic growth. Although all major equity indexes posted negative returns for the period, growth stocks were hit particularly hard, as weary investors reassessed their methods of valuing growth stocks. During the year, the Nasdaq Composite Index experienced three of its five worst quarters of all time, and was down by almost 60%.

Mid-cap stocks performed the poorest during the year, as the Russell Midcap Growth Index fell 51.77%. In comparison, small-cap stocks, as represented by the Russell 2000 Growth Index, experienced a 43% decline. The large-cap Russell 1000 Growth Index experienced a 47% decline.

Stocks in all industries were impacted by the economic downturn, and all 11 sectors within the Russell Midcap Growth Index were down for the fiscal year. Delaware Growth Opportunities Fund was down substantially as well for the fiscal year, with a -49.45% (Class A shares at net asset value with dividends and distributions reinvested) return that slightly bettered that of its benchmark, the Russell Midcap Growth Index.

Portfolio Highlights

Technology stocks were the hardest hit during the year, as many companies experienced a reversal in the sales and earnings growth of prior years. The financial health of many stocks in the sector became questioned.

JDS Uniphase, a leading provider of fiber optic components and modules, is an example of one stock that suffered during the year. The company, which had been showing strong earnings-per-share growth, was trading around $94 at the beginning of our fiscal year. At the close of fiscal-year 2001, JDS Uniphase was selling at $6.32 per share, having declined more than 90% during the year. Earnings and sales at the company were also impacted, as the company reported a loss of $0.36 per share and quarter-over-quarter sales growth of only 15% in the second quarter of 2001. We closed our position in JDS Uniphase in June of 2001.

Financial stocks were the best-performing issues, and the Fund's performance was helped by our heavy weighting versus the benchmark index in this sector. Heller Financial posted the largest return during the year. The stock rose 88%, based on improved earnings and an ultimate buyout by General Electric. Restaurant stocks also did well during the year, with both Brinker International and Darden posting double-digit gains. As of this report, Heller Financial and General Electric were not held by the Fund.

While we feel that the recent economic slowdown will continue and may exacerbate as a result of the September 11th terrorist attacks, we have used the decline in stock prices as an opportunity to reposition the portfolio. Because of the near universal declines in prices, especially in the technology sector, we have increased our positions in companies that we feel will bounce back the strongest when the market turns.

"We have also taken the opportunity to add quality names that previously fell outside of our valuation parameters."

We have also taken the opportunity to add quality names that previously fell outside of our valuation parameters. As was evident in the second quarter of calendar year 2001, the market rebound may be sudden and concentrated in just a few days. Because of this, we have not substantially increased our cash levels for fear of missing out on such strong price moves when they occur. Instead, we remained committed to investing in those market leaders with the strongest growth prospects, which should benefit the most from an overall market rebound.

Outlook

In spite of the events on and since September 11th, we will continue to be positioned for an economic rebound. We believe that the fiscal and monetary stimuli that have been pumped into the economy this year warrant a bright long-term outlook for the economy. Although the timing of that recovery is much more uncertain, we are encouraged by the additional stimuli applied to the system since September 11th.

We will continue to execute the disciplined process of investing in market leaders with the strongest growth prospects. We will monitor the market and economic environments, and strive to provide competitive return versus our benchmark index and peer funds.

Top 10 Holdings
As of September 30, 2001
                                       Percentage
Company                              of Net Assets
--------------------------------------------------
Countrywide Credit Industries            4.6%
XL Capital Limited                       4.2%
Ambac Financial Group                    4.1%
ACE Limited                              3.9%
Concord EFS                              3.9%
Affiliated Computer Services             3.8%
Bed Bath & Beyond                        3.7%
Kohl's                                   3.7%
MGIC Investment                          3.6%
Zions Bancorporation                     3.4%

Disappointing Performance for Most U.S. Stocks

Delaware Growth Opportunities Fund invests primarily in medium-sized companies, with market capitalizations that fall within the range found in the Russell Midcap Growth Index.

The fiscal year ended September 30, 2001 was a difficult one for mid-cap growth stocks. It also brought disappointing returns for most other equity investment styles, including large-cap, small-cap, value and growth stocks. The chart below shows one-year returns for U.S. stock indexes representing a variety of investment styles.
                                                                    One year
Index                  Investment style represented              through 9/30/01
--------------------------------------------------------------------------------
Russell Midcap
 Growth Index             mid-cap growth stocks                     -51.77%

Russell Midcap
 Value Index              mid-cap value stocks                       +0.04%

Nasdaq Composite
 Index                    broad market index                        -59.19%

Dow Jones Industrial
 Average                  large-cap industrial stocks               -15.48%

S&P 500 Index             large-cap stocks                          -26.21%

S&P/BARRA
 Growth Index             large-cap growth stocks                   -35.70%

S&P 500/BARRA
 Value Index              large-cap value stocks                    -16.89%

Russell 2000 Index        small-cap stocks                          -21.21%

Russell 2000
 Growth Index             small-cap growth stocks                   -42.59%

Russell 2000
 Value Index              small-cap value stocks                     +5.61%

New at Delaware
Get a Jump on 2001 Taxes With Delaware's Online Account Access Feature!

Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments' account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year. And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely and accurately retrieving common tax information - dividends and transactions - from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.

Delaware Growth Opportunities Fund

Fund Basics

As of September 30, 2001

Fund Objective:
The Fund seeks long-term capital growth.

Total Fund Net Assets:
$547.12 million

Number of Holdings:
47

Fund Start Date:
March 27, 1986

Your Fund Manager:
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Nasdaq Symbols:
Class A DFCIX
Class B DFBIX
Class C DEEVX

Fund Performance
Average Annual Total Returns
Through September 30, 2001    Lifetime    10 Years    Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
Excluding Sales Charge         +16.59%     +8.81%      +5.05%      -49.45%
Including Sales Charge         +16.15%     +8.17%      +3.81%      -52.35%

Class B (Est. 9/6/94)
Excluding Sales Charge          +8.93%                 +4.32%      -49.79%
Including Sales Charge          +8.93%                 +4.17%      -51.62%

Class C (Est. 11/29/95)
Excluding Sales Charge          +7.04%                 +4.32%      -49.80%
Including Sales Charge          +7.04%                 +4.32%      -50.16%

Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended September 30, 2001 for Delaware Growth Opportunities Fund's Institutional Class shares were +16.79%, +9.10%, +5.37%, and -49.30%, respectively. Institutional Class shares were first made available on November 9, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A shares.

Nasdaq Institutional Class symbol: DFDIX

Performance of a $10,000 Investment
September 30, 1991 through September 30, 2001

(chart omitted)

                               Delaware Growth
                            Opportunities Fund--          Russell Midcap Growth
        Dates                   Class A Shares                  Index

       9/30/91                    $9,425                       $10,000
       9/30/92                    $9,112                       $10,923
       9/30/93                    $11,463                      $13,133
       9/30/94                    $11,597                      $13,452
       9/30/95                    $14,153                      $17,443
       9/30/96                    $17,138                      $20,292
       9/30/97                    $19,269                      $26,307
       9/30/98                    $17,672                      $23,843
       9/30/99                    $24,500                      $32,710
       9/30/00                    $43,368                      $52,452
       9/30/01                    $21,925                      $25,300

Chart assumes $10,000 invested on September 30, 1991 and includes the effect of a 5.75% sales charge and the reinvestment of all dividends and distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell Midcap Growth Index is an unmanaged index that generally measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets                       Delaware Growth Opportunities Fund
                                                              September 30, 2001

                                                      Number of       Market
                                                        Shares         Value
Common Stock - 93.84%

Banking & Finance - 19.28%
+Concord EFS                                           435,300    $ 21,307,935
 Countrywide Credit Industries                         576,400      25,321,252
 Lehman Brothers                                       252,600      14,360,310
 Synovus Financial                                     473,400      13,065,840
 TCF Financial                                         278,500      12,827,710
 Zions Bancorporation                                  346,200      18,577,092
                                                                   -----------
                                                                   105,460,139
                                                                   -----------
Basic Industry/Capital Goods - 2.84%
 PerkinElmer                                           592,600      15,549,824
                                                                   -----------
                                                                    15,549,824
                                                                   -----------
Business Services/Media & Publishing - 1.40%
*+Lamar Advertising                                    252,800       7,664,896
                                                                   -----------
                                                                     7,664,896
                                                                   -----------
Business Services/Other - 7.34%
*+Affiliated Computer Services                         257,900      20,995,639
 +Fiserv                                               178,800       6,098,868
 +Robert Half International                            258,900       5,180,589
 +SunGard Data Systems                                 336,600       7,866,342
                                                                   -----------
                                                                    40,141,438
                                                                   -----------
Consumer Non-Durable/Retail - 12.70%
 +Bed Bath & Beyond                                    794,000      20,215,240
 +Dollar Tree Stores                                   527,500       9,890,625
 +Kohl's                                               420,100      20,164,800
 +Office Depot                                         711,700       9,679,120
*+Starbucks                                            462,900       6,869,436
  Tiffany                                              123,600       2,675,940
                                                                   -----------
                                                                    69,495,161
                                                                   -----------
Consumer Non-Durable/Textiles & Apparel - 1.04%
*Cintas                                                140,700       5,670,210
                                                                   -----------
                                                                     5,670,210
                                                                   -----------
Consumer Services/Entertainment & Leisure - 3.71%
*+Adelphia Communications Class A                      651,200      14,456,640
*+Charter Communications Class A                       473,900       5,866,882
                                                                   -----------
                                                                    20,323,522
                                                                   -----------
Consumer Services/Other - 1.73%
+Devry                                                 145,700       5,230,630
*Host Marriott                                         599,000       4,222,950
                                                                   -----------
                                                                     9,453,580
                                                                   -----------
Consumer Services/Restaurants - 6.61%
+Brinker International                                 530,200      12,523,324
 Darden Restaurants                                    540,800      14,196,000
+Jack in the Box                                       338,200       9,469,600
                                                                   -----------
                                                                    36,188,924
                                                                   -----------
Energy - 2.32%
+Cooper Cameron                                        387,200      12,700,160
                                                                   -----------
                                                                    12,700,160
                                                                   -----------

                                         Number of    Market
                                          Shares      Value
Common Stock (continued)

Financial/Other - 2.04%
LNR Property                             372,800    $ 11,165,360
                                                    ------------
                                                      11,165,360
                                                    ------------
Healthcare & Pharmaceuticals - 5.04%
*+Cephalon                               141,900       7,077,972
 +Genentech                              375,200      16,508,800
 +Medimmune                              111,600       3,976,308
                                                    ------------
                                                      27,563,080
                                                    ------------
Insurance - 18.52%
 ACE Limited                             743,800      21,473,506
 Ambac Financial Group                   409,150      22,384,597
 MGIC Investment                         298,000      19,471,320
 PartnerRe                               315,800      14,874,180
 XL Capital Limited                      292,600      23,115,400
                                                    ------------
                                                     101,319,003
                                                    ------------
Technology/Communications - 2.67%
 +Applied Micro Circuits                 696,700       4,869,933
*+Extreme Networks                       418,400       2,891,144
 +Oni Systems                            955,600       3,851,068
 +Sonus Networks                       1,000,000       3,000,000
                                                    ------------
                                                      14,612,145
                                                    ------------
Technology/Hardware - 3.41%
+Altera                                  333,200       5,494,468
+Lam Research                            280,100       4,747,695
+Network Appliance                       278,800       1,895,840
+Novellus Systems                        227,600       6,500,256
                                                    ------------
                                                      18,638,259
                                                    ------------
Technology/Software - 3.19%
*+Peregrine Systems                      638,000       8,057,940
 +VeriSign                               159,800       6,695,620
 +VERITAS Software                       146,150       2,695,006
                                                    ------------
                                                      17,448,566
                                                    ------------
Total Common Stock (cost $550,280,007)               513,394,267
                                                    ============


                                       Principal
                                        Amount

Repurchase Agreements - 6.62%

With BNP Paribas 3.20% 10/1/01
 (dated 9/28/01, collateralized
 by $568,000 U.S.Treasury Notes
 7.50% due 5/15/02, market
 value $601,282 and $10,928,000
 U.S.Treasury Notes 5.50% due
 3/31/03, market value
 $11,677,399)                          $12,020,000   12,020,000

With J. P. Morgan Chase 3.15%
 10/1/01 (dated 9/28/01,
 collateralized by $5,464,000
 U.S. Treasury Notes 11.625%
 due 11/15/04, market value
 $7,008,166 and $4,802,000 U.S.
 Treasury Notes 7.00% due
 7/15/06, market value
 $5,510,801)                            12,206,000   12,206,000

Statement of Net Assets (continued)           Delaware Growth Opportunities Fund

                                                       Principal      Market
                                                        Amount        Value
Repurchase Agreements (continued)

With UBS Warburg 3.23% 10/1/01
 (dated 9/28/01, collateralized by
 $11,733,000 U.S. Treasury Notes
 6.375% due 6/30/02, market
 value $12,264,261)                                  $12,020,000   $12,020,000
                                                                   -----------
Total Repurchase Agreements
 (cost $36,246,000)                                                 36,246,000
                                                                   -----------
Total Market Value of Securities - 100.46%
 (cost $586,526,007)                                               549,640,267

Liabilities Net of Receivables and
 Other Assets - (0.46%)                                             (2,521,824)
                                                                  ------------
Net Assets Applicable to 36,387,531
 Shares Outstanding - 100.00%                                     $547,118,443
                                                                  ============

Net Asset Value - Delaware Growth Opportunities
 Fund Class A ($479,825,000 / 31,737,376 Shares)                        $15.12
                                                                        ------
Net Asset Value - Delaware Growth Opportunities
 Fund Class B ($36,605,672 / 2,666,337 Shares)                          $13.73
                                                                        ------
Net Asset Value - Delaware Growth Opportunities
 Fund Class C ($8,145,401 / 579,421 Shares)                             $14.06
                                                                        ------
Net Asset Value - Delaware Growth Opportunities
 Fund Institutional Class ($22,542,370 / 1,404,397
 Shares)                                                                $16.05
                                                                        ------
Components of Net Assets at September 30, 2001:
 Shares of beneficial interest
 (unlimited authorization -- no par)                              $649,329,557
Accumulated net realized loss on investments**                     (65,325,374)
Net unrealized depreciation of investments                         (36,885,740)
                                                                  ------------
Total net assets                                                  $547,118,443
                                                                  ============
*Security is partially or fully on loan.

**Includes $10,008,522 of distributions in excess of net realized gains on investments.

+Non-income producing security for the year ended September 30, 2001.

Net Asset Value and Offering Price per Share-
 Delaware Growth Opportunities Fund

Net asset value Class A (A)                                             $15.12
Sales charge (5.75% of offering price or
 6.08% of the amount invested per share) (B)                              0.92
                                                                        ------
Offering price                                                          $16.04
                                                                        ======
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchase of $50,000 or more.


See accompanying notes

Statement of Operations                                         Delaware Growth Opportunities Fund
                                                                     Year Ended September 30, 2001
Investment Income:
 Interest                                                              $2,266,532
 Dividends                                                              2,901,672
 Securities lending income                                                404,443    $   5,572,647
                                                                       ----------    -------------
Expenses:
 Management fees                                                        5,887,403
 Distribution expenses                                                  2,798,727
 Dividend disbursing and transfer agent fees and expenses               1,963,451
 Accounting and administration expenses                                   359,260
 Reports and statements to shareholders                                   255,987
 Registration fees                                                        248,651
 Custodian fees                                                            52,050
 Professional fees                                                         36,457
 Trustees' fees                                                            32,792
 Taxes (other than taxes on income)                                        19,144
 Other                                                                    264,744       11,918,666
                                                                       ---------
 Less expenses paid indirectly                                                             (27,374)
                                                                                     -------------

 Total expenses                                                                         11,891,292
                                                                                     -------------
Net Investment Loss                                                                     (6,318,645)
                                                                                     -------------
Net Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                                      (55,316,852)
 Net change in unrealized appreciation/depreciation of investments                    (519,969,211)
                                                                                     -------------
Net Realized and Unrealized Loss on Investments                                       (575,286,063)
                                                                                     -------------
Net Decrease in Net Assets Resulting from Operations                                 $(581,604,708)
                                                                                     =============

See accompanying notes

Statements of Changes in Net Assets                                     Delaware Growth Opportunities Fund

                                                                                      Year Ended
                                                                              9/30/01            9/30/00
Increase (Decrease) in Net Assets from Operations:
 Net investment loss                                                       $  (6,318,645)     $ (10,056,131)
 Net realized gain (loss) on investments                                     (55,316,852)       285,934,911
 Net change in unrealized appreciation/depreciation of investments          (519,969,211)       256,890,771
                                                                           -------------    ---------------
 Net increase (decrease) in net assets resulting from operations            (581,604,708)       532,769,551
                                                                           -------------    ---------------
Dividends and Distributions to Shareholders from:
 Net realized gain on investments:
  Class A                                                                   (229,187,796)      (122,411,599)
  Class B                                                                    (18,197,843)        (5,904,479)
  Class C                                                                     (3,679,894)        (1,173,935)
  Institutional Class                                                         (9,327,932)        (3,984,869)

 In excess of net realized gain on investments*:
  Class A                                                                     (8,809,096)              --
  Class B                                                                       (699,455)              --
  Class C                                                                       (141,441)              --
  Institutional Class                                                           (358,530)              --
                                                                           -------------    ---------------
                                                                            (270,401,987)      (133,474,882)
                                                                           -------------    ---------------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                     60,473,234        147,361,693
  Class B                                                                     14,255,589         38,612,116
  Class C                                                                      4,587,029         10,674,870
  Institutional Class                                                         15,123,841         19,674,932

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                    218,227,670        112,379,223
  Class B                                                                     17,954,021          5,683,440
  Class C                                                                      3,599,012          1,146,846
  Institutional Class                                                          9,684,711          3,655,878
                                                                           -------------    ---------------
                                                                             343,905,107        339,188,998
                                                                           -------------    ---------------
 Cost of shares repurchased:
  Class A                                                                   (135,348,566)      (188,506,820)
  Class B                                                                    (16,351,143)        (9,581,577)
  Class C                                                                     (3,767,597)        (5,898,225)
  Institutional Class                                                        (11,093,674)       (14,298,558)
                                                                           -------------    ---------------
                                                                            (166,560,980)      (218,285,180)
                                                                           -------------    ---------------
 Increase in net assets derived from capital share transactions              177,344,127        120,903,818
                                                                           -------------    ---------------

Net Increase (Decrease) in Net Assets                                       (674,662,568)       520,198,487

Net Assets:
 Beginning of period                                                       1,221,781,011        701,582,524
                                                                           -------------    ---------------
 End of period                                                              $547,118,443    $ 1,221,781,011
                                                                           -------------    ---------------

*Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains.

See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Growth Opportunities Fund Class A

                                                                                        Year Ended
                                                                 9/30/01        9/30/00     9/30/99     9/30/98    9/30/97

Net asset value, beginning of period                             $40.070       $26.350     $22.470     $30.450    $30.740

Income (loss) from investment operations:
Net investment loss(1)                                            (0.161)       (0.324)     (0.204)     (0.237)    (0.234)
Net realized and unrealized gain (loss) on investments           (15.954)       19.064       8.014      (1.873)     3.534
                                                                --------    ----------    --------    --------   --------
Total from investment operations                                 (16.115)       18.740       7.810      (2.110)     3.300
                                                                --------    ----------    --------    --------   --------
Less dividends and distributions from:
Net realized gain on investments                                  (8.508)       (5.020)     (3.930)     (5.870)    (3.590)
In excess of net realized gain on investments                     (0.327)           --          --          --         --
                                                                --------    ----------    --------    --------   --------
Total dividends and distributions                                 (8.835)       (5.020)     (3.930)     (5.870)    (3.590)
                                                                --------    ----------    --------    --------   --------
Net asset value, end of period                                   $15.120       $40.070     $26.350     $22.470    $30.450
                                                                ========    ==========    ========    ========   ========
Total return(2)                                                  (49.45%)       77.02%      38.64%      (8.28%)    12.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $479,825    $1,086,472    $649,052    $566,734   $770,207
Ratio of expenses to average net assets                            1.43%         1.25%       1.37%       1.40%      1.36%
Ratio of net investment loss to average net assets                (0.74%)       (0.91%)     (0.83%)     (0.92%)    (0.86%)
Portfolio turnover                                                  121%          123%        114%        115%       105%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Growth Opportunities Fund Class B

                                                                                       Year Ended
                                                                 9/30/01     9/30/00     9/30/99     9/30/98    9/30/97
Net asset value, beginning of period                             $37.520     $25.060     $21.680     $29.750    $30.300

Income (loss) from investment operations:
Net investment loss(1)                                            (0.296)     (0.545)     (0.367)     (0.408)    (0.418)
Net realized and unrealized gain (loss) on investments           (14.659)     18.025       7.677      (1.792)     3.458
                                                                --------     -------     -------     -------    -------
Total from investment operations                                 (14.955)     17.480       7.310      (2.200)     3.040
                                                                --------     -------     -------     -------    -------
Less dividends and distributions from:
Net realized gain on investments                                  (8.508)     (5.020)     (3.930)     (5.870)    (3.590)
In excess of net realized gain on investments                     (0.327)         --          --          --         --
                                                                --------     -------     -------     -------    -------
Total dividends and distributions                                 (8.835)     (5.020)     (3.930)     (5.870)    (3.590)
                                                                --------     -------     -------     -------    -------
Net asset value, end of period                                   $13.730     $37.520     $25.060     $21.680    $29.750
                                                                ========     =======     =======     =======    =======
Total return(2)                                                  (49.79%)     75.81%      37.67%      (8.92%)    11.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $36,606     $79,335     $26,941     $18,470    $20,706
Ratio of expenses to average net assets                            2.13%       1.95%       2.07%       2.10%      2.06%
Ratio of net investment loss to average net assets                (1.44%)     (1.61%)     (1.53%)     (1.62%)    (1.56%)
Portfolio turnover                                                  121%        123%        114%        115%       105%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Growth Opportunities Fund Class C

                                                                                       Year Ended
                                                                 9/30/01     9/30/00     9/30/99     9/30/98     9/30/97

Net asset value, beginning of period                             $38.180     $25.440     $21.950     $30.050     $30.570
Income (loss) from investment operations:
Net investment loss(1)                                            (0.300)     (0.552)     (0.369)     (0.411)     (0.421)
Net realized and unrealized gain (loss) on investments           (14.985)     18.312       7.789      (1.819)      3.491
                                                                 -------     -------     -------     -------     -------
Total from investment operations                                 (15.285)     17.760       7.420      (2.230)      3.070
                                                                 -------     -------     -------     -------     -------
Less dividends and distributions from:
Net realized gain on investments                                  (8.508)     (5.020)     (3.930)     (5.870)     (3.590)
In excess of net realized gain on investments                     (0.327)         --          --          --          --
                                                                 -------     -------     -------     -------     -------
Total dividends and distributions                                 (8.835)     (5.020)     (3.930)     (5.870)     (3.590)
                                                                 -------     -------     -------     -------     -------
Net asset value, end of period                                   $14.060     $38.180     $25.440     $21.950     $30.050
                                                                 =======     =======     =======     =======     =======
Total return(2)                                                  (49.80%)     75.77%      37.65%      (8.89%)     11.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $8,145     $15,555      $5,945      $3,576      $3,385
Ratio of expenses to average net assets                            2.13%       1.95%       2.07%       2.10%       2.06%
Ratio of net investment loss to average net assets                (1.44%)     (1.61%)     (1.53%)     (1.62%)     (1.56%)
Portfolio turnover                                                  121%        123%        114%        115%        105%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Growth Opportunities Fund Institutional Class

                                                                                        Year Ended
                                                                9/30/01      9/30/00      9/30/99     9/30/98     9/30/97
Net asset value, beginning of period                             $41.810      $27.260     $23.070     $31.010     $31.160

Income (loss) from investment operations:
Net investment loss(1)                                            (0.095)      (0.227)     (0.131)     (0.160)     (0.152)
Net realized and unrealized gain (loss) on investments           (16.830)      19.797       8.251      (1.910)      3.592
                                                                 -------      -------     -------     -------    --------
Total from investment operations                                 (16.925)      19.570       8.120      (2.070)      3.440
                                                                 -------      -------     -------     -------    --------

Less dividends and distributions from:
Net realized gain on investments                                  (8.508)      (5.020)     (3.930)     (5.870)     (3.590)
In excess of net realized gain on investments                     (0.327)          --          --          --          --
                                                                 -------      -------     -------     -------    --------
Total dividends and distributions                                 (8.835)      (5.020)     (3.930)     (5.870)     (3.590)
                                                                 -------      -------     -------     -------    --------

Net asset value, end of period                                   $16.050      $41.810     $27.260     $23.070     $31.010
                                                                 =======      =======     =======     =======     =======

Total return(2)                                                  (49.30%)      77.55%      39.08%      (7.99%)     12.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $22,542      $40,419     $19,645     $95,200    $131,319
Ratio of expenses to average net assets                            1.13%        0.95%       1.07%       1.10%       1.06%
Ratio of net investment loss to average net assets                (0.44%)      (0.61%)     (0.53%)     (0.62%)     (0.56%)
Portfolio turnover                                                  121%         123%        114%        115%        105%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

                                              Delaware Growth Opportunities Fund
Notes to Financial Statements                 September 30, 2001


Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and the related notes pertain to Delaware Growth Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $18,564 for the year ended September 30, 2001. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended September 30, 2001 were approximately $8,810. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware
Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. No distribution expenses are paid by Institutional Class shares.

At September 30, 2001, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                  $--
  Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC          $34,634
  Other expenses payable to DMC and affiliates           $24,909

For the year ended September 30, 2001, DDLP earned $70,846 for commissions on sales of the Fund's Class A shares.

Notes to Financial Statements (continued)     Delaware Growth Opportunities Fund


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 2001, the Fund made purchases of $929,768,939 and sales of $997,212,750 of investment securities other than U.S. government securities and short-term investments.

At September 30, 2001, the cost of investments for federal income tax purposes was $600,110,716. At September 30, 2001, net unrealized depreciation was $50,470,449, of which $75,774,613 related to unrealized appreciation of investments and $126,245,062 related to unrealized depreciation of investments.

4. Capital Shares

Transactions in capital shares were as follows:

                                            Year Ended
                                       9/30/01        9/30/00
Shares sold:
 Class A                              2,604,697      4,215,041
 Class B                                642,330      1,124,104
 Class C                                208,896        304,804
 Institutional Class                    565,903        521,545

Shares issued upon reinvestment of
 dividends and distributions:
 Class A                              8,393,476      3,672,805
 Class B                                755,420        197,273
 Class C                                148,007         39,115
 Institutional Class                    351,700        114,528
                                     ----------     ----------
                                     13,670,429     10,189,215
                                     ----------     ----------
Shares repurchased:
 Class A                             (6,374,982)    (5,406,894)
 Class B                               (845,917)      (281,853)
 Class C                               (184,858)      (170,243)
 Institutional Class                   (479,932)      (390,013)
                                     ----------     ----------
                                     (7,885,689)    (6,249,003)
                                     ----------     ----------
Net increase                          5,784,740      3,940,212
                                     ==========     ==========
5. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2001, or at any time during the year.

6. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the United States. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at September 30, 2001 were $54,492,268 and $55,908,100, respectively.

7. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended September 30, 2001, the Fund designates distributions paid during the year as follows:

    (A)                  (B)
 Long-Term             Ordinary               (C)
Capital Gains           Income               Total                    (D)
Distributions        Distributions        Distributions            Qualifying
 (Tax Basis)          (Tax Basis)          (Tax Basis)            Dividends(1)
-------------        -------------        -------------           ------------
     92%                  8%                  100%                     --

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV-- Delaware Growth
Opportunities Fund

We have audited the accompanying statement of net assets of Delaware Growth Opportunities Fund (the "Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth Opportunities Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
---------------------
Philadelphia, Pennsylvania
November 2, 2001

Delaware Investments(SM)
--------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

John A. Fry
Executive Vice President
University of Pennsylvania
Philadelphia, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation St. Paul,

Affiliated Officers

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Contact Information

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England Subadviser

Subadviser
Vantage Investment Advisors, Inc.
New York, NY

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7057

For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions Representatives Only
800 659-2265

Website
www.delawareinvestments.com

(5235)                                                        Printed in the USA
AR-016 [9/01] CG 11/01                                                     J7564